UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2022

TMC THE METALS COMPANY INC.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-39281	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

595 Howe Street, 10th Floor Vancouver, British Columbia	V6C 2T5
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 631-3115

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
TMC Common Shares without par value	TMC	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one TMC Common Share, each at an exercise price of $11.50 per share	TMCWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On March 24, 2022, TMC the metals company Inc. (the “Company”) issued a press release announcing its results for the fourth quarter and full year ended December 31, 2021 and providing a business update. A copy of the press release is furnished as Exhibit 99.1 hereto. In addition, the Company held a conference call to discuss these results and the business update on March 24, 2022. The transcript of, and the accompanying investor presentation slides for, the Company's Chief Financial Officer's presentation of financial results during the conference call are furnished as Exhibit 99.2 and Exhibit 99.3 hereto, respectively.

The information in this Current Report on Form 8-K (including Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in the press release, transcript and the investor presentation, each attached as an exhibit hereto, the press release, transcript and the investor presentation contain forward-looking statements which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in the press release, transcript and the investor presentation regarding these forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibit Description

99.1	Press Release dated March 24, 2022

99.2	Transcript of presentation of financial results by Chief Financial Officer during conference call held on March 24, 2022

99.3	Investor Presentation for presentation of financial results by Chief Financial Officer on March 24, 2022

104	Cover Page Interactive Data File (embedded within the iXBRL (Inline eXtensible Business Reporting Language) document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TMC THE METALS COMPANY INC.

Date: March 29, 2022	By:	/s/ Gerard Barron
Name: Gerard Barron
Title: Chief Executive Officer